              As filed with the Securities and Exchange Commission
                              on February 11, 1994
                                                       Registration No. 33-50835

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM S-3
                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                _______________

                                   MEDITRUST
              (Exact name of registrant as specified in governing
                                  instruments)

     Massachusetts                                        04-6532031
(State or other jurisdiction of            (I.R.S. Employer  Identification No.)
 incorporation or organization)
                             128 Technology Center
                          Waltham, Massachusetts 02154
                                 (617) 736-1500
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                _______________
                               ABRAHAM D. GOSMAN
                      Chairman and Chief Executive Officer

                                   MEDITRUST
                             128 Technology Center
                               Waltham, MA 02154
                                 (617) 736-1500
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                          Copies of communications to:
                           MICHAEL J. BOHNEN, ESQUIRE
                            NUTTER, McCLENNEN & FISH
                            One International Place
                             Boston, MA 02110-2699
                                 (617) 439-2000

    Approximate date of commencement of proposed sale to public: From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or reinvestment plans, check the following box. [X]


    Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus contained herein also relates to securities of the registrant previously registered on Form S-3 (Registration No. 33-55386).

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts on February 10, 1994.

                                   MEDITRUST


                              By:  /s/Abraham D. Gosman*
                                   -----------------------------
                                   Abraham D. Gosman, Chairman of
                                   the Board and Chief Executive
                                   Officer

    Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

    Signature                           Title                     Date

/s/Abraham D. Gosman*                   Chairman of the
- ---------------------------------       Board and Chief
Abraham D. Gosman                       Executive Officer
(Principal Executive Officer)                                  February 10,
                                                               1994

/s/Lisa M. Pavelka*                     Treasurer and
- ---------------------------------       Vice President
Lisa M. Pavelka  (Principal             February 10, 1994
 Financial and Accounting Officer)

/s/David F. Benson*
- ---------------------------------
David F. Benson                         President
                                        and Trustee            February 10,
                                                               1994

/s/Edward W. Brooke*                    Trustee                February 10,
- ---------------------------------                              1994
Edward W. Brooke

/s/Hugh L. Carey*                       Trustee                February 10,
- ---------------------------------                              1994
Hugh L. Carey





                                      -2-
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/s/Robert Cataldo*                      Trustee                February 10,
- ----------------------------                                   1994
Robert Cataldo

/s/Philip L. Lowe*                      Trustee                February 10,
- ----------------------------                                   1994
Philip L. Lowe

/s/Thomas J. Magovern*                  Trustee                February 10,
- ----------------------------                                   1994
Thomas J. Magovern

/s/Gerald Tsai, Jr.*                    Trustee                February 10,
- ----------------------------                                   1994
Gerald Tsai, Jr.

/s/Frederick W. Zuckerman*              Trustee                February 10,
- ----------------------------                                   1994
Frederick W. Zuckerman

/s/ Michael J. Bohnen
- --------------------------------------------
Michael J. Bohnen, Attorney-in-Fact*

* A Power of Attorney was
  previously filed with the
  registration statement.



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